Exhibit 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) is made as of June 10, 2015 (the “Effective Date”) by and among INVENTURE FOODS, INC. (the “Company”), the Subsidiary Borrowers listed on the signature pages hereto, the Lenders listed on the signature pages hereto and U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”) under that certain Credit Agreement dated as of November 8, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Company, the Subsidiary Borrowers party thereto, the Lenders party thereto and the Administrative Agent.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to make certain modifications to the Credit Agreement; and

WHEREAS, the Company, the Subsidiary Borrowers, the Lenders and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Subsidiary Borrowers party hereto, the Lenders and the Administrative Agent hereby agree as follows:

ARTICLE I — AMENDMENTS

Effective as of the Effective Date but subject to the satisfaction of the conditions precedent set forth in Article III below, the Credit Agreement is hereby amended as follows:

1.1                               Article I of the Credit Agreement is hereby amended by adding or amending and restating, as the case may be, the following definitions to read as follows:

“Bridge Loan” means the Incremental Term Loans extended by the Lenders to the Company pursuant to Section 2.26.

“Bridge Loan Commitment” means, as to any Term Lender, the commitment of such Term Lender to make Incremental Term Loans in the aggregate amount set forth in the Increasing Lender Supplement executed by such Term Lender on the Third Amendment Effective Date (substantially in the form of Exhibit A to the Third Amendment), as such commitment may be modified as a result of any assignment that has become effective pursuant to Section 12.3(b) or as otherwise modified from time to time pursuant to the terms hereof. The aggregate amount of the Term Lenders’ Bridge Loan Commitments on the Third Amendment Effective Date is $12,000,000.

“Bridge Loan Maturity Date” means July 31, 2015.

“Budget” is defined in Section 6.1(h).

“FDA” means the U.S. Food and Drug Administration.

“First Bridge Loan Advance” is defined in Section 2.26(a).

“Loans” means the Revolving Loans, the Swing Line Loans, the Term Loans and the Incremental Term Loans (including, without limitation, the Bridge Loan).

“Second Bridge Loan Advance” is defined in Section 2.26(a).

“Term Loans” means the Term Loans extended by the Lenders to the Company pursuant to Section 2.1(b) and the Incremental Term Loans (including, without limitation, the Bridge Loan).

“Third Amendment” means the Amendment No. 3 to Credit Agreement dated as of June 10, 2015 among the Company, the Subsidiary Borrowers, the Lenders and the Administrative Agent.

“Third Amendment Effective Date” means June 10, 2015.

1.2                               Section 2.7(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a)                                 Unless previously terminated, (i) the Bridge Loan Commitments to make the First Bridge Loan Advance shall terminate on the Third Amendment Effective Date immediately after funding of the First Bridge Loan Advance, (ii) the Bridge Loan Commitments to fund the Second Bridge Loan Advance shall terminate on the earlier of the funding of the Second Bridge Loan Advance or July 30, 2015, (iii) the other Term Loan Commitments shall terminate on the Effective Date immediately after funding of the Term Loans made pursuant to Section 2.1(b), and (iv) all other Commitments shall terminate on the Facility Termination Date.

1.3                               Section 2.7(c) of the Credit Agreement is hereby amended by inserting the following prior to the period at the end thereof:

“; provided, further, that notwithstanding the foregoing, the Borrowers shall, promptly, but in any event within three (3) Business Days, after receipt by any Loan Party of any proceeds of any recall insurance or business interruption insurance of any Loan Party, prepay the Obligations as set forth in Section 2.7(e) below in an amount equal to 100% of such proceeds.”

1.4                               Section 2.7(e) is hereby amended and restated in its entirety as follows:

(e)                                  Proceeds of all recall insurance and business interruption insurance policies of the Borrowers paid to the Borrowers pursuant to Section 2.7(c) shall be applied to prepay the Bridge Loan.  All other amounts paid pursuant to Sections 2.7(c) and (d) shall be applied to prepay the other Term Loans (to be applied to installments of such Term Loans in inverse order of maturity); once an amount is applied against an installment, that portion of such installment shall no longer be required to be paid on the applicable Payment Date.  Subsequent to (i) payment in full of all principal, interest and fees in respect of the Bridge Loan and termination or expiration of all Bridge Loan Commitments and (ii) repayment of all other Term Loans, amounts paid pursuant to Sections 2.7(c) and (d) shall be applied to repay then outstanding Revolving Loans (without any corresponding reduction in Revolving Commitments).

1.5                               Section 2.10 of the Credit Agreement is hereby amended to insert at the end thereof the following sentence:

Notwithstanding the foregoing, the aggregate outstanding principal balance of the Bridge Loan shall bear interest at a rate per annum equal to the sum of (i) the quotient of (a) the Eurodollar Base Rate applicable to the relevant Interest Period divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, plus (ii) 6.00% per annum.

1.6                               Section 2.12(b) of the Credit Agreement is hereby amended by deleting each reference to “Term Loans” and inserting “Term Loans (other than the Bridge Loan)” in substitution therefor.

1.7                               Section 2.15 of the Credit Agreement is hereby amended to insert at the end thereof the following sentence:

Notwithstanding the foregoing, interest on all Loans shall be payable in arrears on the last Business Day of each month (other than interest accrued pursuant to Section 2.11, which shall continue to be payable on demand) and at maturity so long as any principal, interest or fees in respect of the Bridge Loan remain outstanding or any Bridge Loan Commitment of a Term Lender remains in effect.

1.8                               Section 2.24 of the Credit Agreement is hereby amended by deleting “Subject to the remainder hereof” and inserting “Except as otherwise explicitly set forth in this Agreement” in substitution therefor.

1.9                               Article II of the Credit Agreement is further amended by inserting at the end thereof the following new Section 2.26:

2.26                        Bridge Loan.

(a)                                 Bridge Loan Commitment.  Each Lender severally agrees, on the terms and conditions set forth in this Section 2.26 and Section 4.2, to make (i) an Incremental Term Loan to the Company on the Third Amendment Effective Date in an amount equal to fifty percent of such Lender’s Bridge Loan Commitment (all of such Incremental Term Loans funded on such date, collectively, the “First Bridge Loan Advance”) and (ii) on or after July 1, 2015 but prior to July 30, 2015, an Incremental Term Loan to the Company in an amount equal to fifty percent of such Lender’s Bridge Loan Commitment (all of such Incremental Term Loans funded on such date, collectively, the “Second Bridge Loan Advance”).  Amounts repaid or prepaid in respect of the Bridge Loan may not be reborrowed.

(b)                           Borrowing Request for Second Bridge Loan Advance.  The Company shall deliver to the Administrative Agent a written notice duly executed by an Authorized Officer of the Company (a “Second Bridge Loan Advance Request”) not later than 10:00 a.m. (Pacific time) 2 Business Days prior to the date of the requested Second Bridge Loan Advance (i) specifying the applicable Borrowing Date (which shall date shall be a Business Day) of the Second Bridge Loan Advance in accordance with the terms and conditions of Section 2.26(a)(ii) and (ii) representing and warrantying that each of the conditions set forth in this Section 2.26 and Section 4.2 are satisfied as of the applicable Borrowing Date after giving pro forma effect to the Second Bridge Loan Advance.

(c)                                  Conditions Precedent to Second Bridge Loan Advance.  The Term Lenders shall not be required to make the Second Bridge Loan Advance unless: (i) on or before the applicable Borrowing Date, the Company has delivered to the Administrative Agent the Second Bridge Loan Advance Request in accordance with Section 2.26(b); (ii) on or before June 22, 2015, the Borrowers have engaged an investment banker acceptable to the Administrative Agent on terms acceptable to the Administrative Agent; (iii) on or before June 22, 2015, the Company has delivered to the Administrative Agent long term financial projections of the Borrowers in form and substance acceptable to the Administrative Agent, (iv) on or before June 22, 2015, the Company has delivered to the Administrative Agent a written plan outlining the process, timeline (which may span the remainder of 2015) and deliverables for increasing the Borrowers’ liquidity, which plan shall be in form and substance acceptable to the Administrative Agent; and (v) on or before June 24, 2015, Alvarez and Marsal has delivered and presented its analysis of the Company’s long term financial projections, and such analysis is in form and substance acceptable to the Administrative Agent.

(d)                                 Repayment of Bridge Loan.  The Bridge Loan, including without limitation all outstanding principal and all accrued but unpaid interest thereon, shall be paid in full by the Borrowers on the Bridge Loan Maturity Date.  All proceeds of any recall insurance policy and business interruption insurance policy received by the Borrowers shall be promptly paid to the Administrative Agent for permanent application to the Bridge Loan.

1.10                        Section 6.1 of the Credit Agreement is hereby amended to insert the following subparagraphs (h) and (i):

(h)                                 On a weekly basis (by no later than Thursday of each week), the Borrowers shall deliver to the Administrative Agent an updated 13-week cash flow (the “Budget”), an actual-to-Budget variance for the previous week and a compliance certificate that is substantially in the form of Exhibit B to the Third Amendment, all of which must be in form and substance acceptable to the Administrative Agent.

(i)                                     Within fourteen (14) days after the end of each month, prepared in accordance with GAAP (subject to normal year-end audit adjustments and the absence of footnotes) on a consolidated and consolidating basis for the Company and its Subsidiaries, unaudited balance sheets as at the close of each such period and related profit and loss and reconciliation of surplus statements (in the same detail as statements provided pursuant to Section 6.1(b)) and a statement of cash flows for the period from the beginning of the fiscal year to the end of such month, all certified on behalf of the Company by an Authorized Officer.

1.11                        Section 6.9 of the Credit Agreement is hereby amended and restated in its entirety as follows:

6.9                               Books and Records; Inspection.  The Company will, and will cause each of its Subsidiaries to, keep proper books of record and account sufficient to enable it to prepare financial statements in accordance with GAAP in which full, true and correct entries in all material respects are made of all dealings and transactions in relation to its business and activities as required by GAAP.  The Company will, and will cause each Subsidiary to, permit the Administrative Agent and the Lenders, by their respective representatives and agents, during normal business hours, at the Company’s expense, to inspect any of the Property, books and financial records of the Company and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Company and each Subsidiary, and to discuss the affairs, finances and accounts of the Company and each Subsidiary with, and to be advised as to the same by, their Authorized Officers at such reasonable times and intervals as the Administrative Agent or any Lender may reasonably designate upon reasonable prior written notice to the Company.

1.12                        Section 6.23(b) of the Credit Agreement is hereby amended to insert the following after the chart therein:

Notwithstanding the foregoing, a Leverage Ratio greater than 4.00 to 1.00 determined as of the end of the fiscal quarter ending on or about June 30, 2015, shall not constitute a Default or an Event of Default until July 31, 2015.

1.13                        Section 6.23(c) of the Credit Agreement is hereby amended to insert the following after the first sentence therein:

Notwithstanding the foregoing, a Current Ratio less than 1.25 to 1.00 determined as of the end of the fiscal quarter ending on or about June 30, 2015, shall not constitute a Default or an Event of Default until July 31, 2015.

1.14                        Section 6.23 of the Credit Agreement is hereby further amended to insert the following subparagraph (d):

(d)                                 Starting the week ending June 7, 2015, and tested weekly on a trailing cumulative basis, the Borrowers shall not permit (i) receipts to be less than 88% of the amount set forth in the Budget, and (ii) disbursements to be more than 110% of the amount set forth in the Budget.  The June 7, 2015, measure period will encompass the three weekly periods ending May 24, 2015, May 31, 2015 and June 7, 2015.

1.15                        Section 6.24(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)                                 In addition to the foregoing, the Company shall, and shall cause each other Loan Party to, execute and deliver such documents, agreements and instruments (including, without limitation, Control Agreements, landlord waivers, bailee agreements and IP Security Documents), and will take or cause to be taken such further actions (including filing and recording of financing statements, fixture filings, Mortgages and other similar documents and such other actions or deliveries of the type required by Article IV, as applicable), which may be required by law or which the Administrative Agent may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and to ensure perfection and priority of the Liens created or intended to be created by the Collateral Documents or to grant perfected Liens on the assets of the Borrowers, all in form and substance reasonably acceptable to the Administrative Agent and all at the expense of the Loan Parties; provided that the foregoing obligations shall be limited to using commercially reasonable efforts with respect to obtaining landlord waivers and bailee agreements.

1.16                        Article VI of the Credit Agreement is hereby amended to insert the following new Sections 6.27 and 6.28:

6.27                        Food Safety Documents.  Within 2 Business days of receipt or delivery, the Borrowers shall deliver to the Administrative Agent (i) all written communications between the Borrowers and the FDA, the State of Georgia or the

Borrowers’ five largest customers relating to the Jefferson, Georgia facility Form 483 or implementation of the corrective actions described in the response to the Form 483; (ii) all written information provided by any Borrower to the FDA,  the State of Georgia or the Borrowers’ five largest customers in connection with the recall from the Jefferson, Georgia facility; and (iii) all written communications with the FDA or the State of Georgia that result in or relate to any suspension of operations, in whole or in part, at the Jefferson, Georgia facility.

6.28                        Engagement of Certain Consultants; Communication.  The Borrowers, (i) have engaged, and will continue to engage, a financial consultant, and (ii) on or before June 22, 2015, shall engage, and will continue to engage thereafter, an investment banker acceptable to the Administrative Agent on terms and conditions acceptable to the Administrative Agent.  The Borrowers shall at all times cause any auditor, accountant or consultant to cooperate with requests for information from the Administrative Agent and the Lenders, and the Administrative Agent and the Lenders are authorized to communicate directly with any auditor, accountant or consultant.

1.17                        Section 7.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

7.3                               The breach by the Company or any Subsidiary, as applicable, of any of the terms or provisions of: Section 6.2, 6.3, 6.4, 6.7, 6.10, 6.11, 6.12, 6.13, 6.14, 6.15, 6.16, 6.17, 6.18, 6.19, 6.20, 6.21, 6.22, 6.23, 6.24, 6.25, 6.26, 6.27 or 6.28.

1.18                        Article VII of the Credit Agreement is hereby amended by inserting the following new Section 7.16:

7.16                        (a) Any inventory or products of the Company or any Subsidiary shall be subject to any seizure, administrative detention or mandatory recall by the FDA or any state regulatory agency, (b) the Company or any Subsidiary shall voluntarily recall any of its inventory or products in an aggregate amount exceeding $2,000,000, (c) the FDA or any state regulatory agency suspends or revokes any operations, license or registration of the Company, any of its Subsidiaries, or of any of its facilities or (d) the Company receives a warning letter in connection with its failure to adequately address the FDA’s Form 483 observations or as a result of any other FDA or state regulatory agency findings relating to the conditions, procedures or products in any of its facilities.

1.19                        Section 9.6(a) of the Credit Agreement is hereby amended by deleting each reference to “outside counsel” and inserting “outside counsel and any consultant” in substitution therefor.

1.20                        Section 12.3(a) of the Credit Agreement is hereby amended by deleting “(unless each of the Company and the Administrative Agent otherwise consents)” and inserting “(unless the Administrative Agent otherwise consents)” in substitution therefor.

1.21                        Section 12.3(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)                                 Consents.  The consent of the Administrative Agent shall be required prior to an assignment becoming effective unless the Purchaser is a Lender, an Affiliate of a Lender or an Approved Fund.  The consent of each of the LC Issuer and the Swing Line Lender shall be required prior to an assignment of a Revolving Commitment becoming effective unless the Purchaser is a Lender with a Commitment.  Any consent required under this Section 12.3(b) shall not be unreasonably withheld or delayed.

1.22                        The Pricing Schedule to the Credit Agreement is hereby deleted and replaced in its entirety with the Pricing Schedule attached as Exhibit C to this Amendment.

ARTICLE II- REPRESENTATIONS AND WARRANTIES

Each of the Borrowers hereby represents and warrants as follows:

2.1                               This Amendment, the Credit Agreement as amended hereby and the other Loan Documents to which such Borrower is a party constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or general equitable principles.

2.2                               As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement, as amended hereby, are (x) with respect to any representations or warranties that contain a materiality qualifier, true and correct in all respects as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case, such representation or warranty shall have been true and correct in all respects on and as of such earlier date, and (y) with respect to any representations or warranties that do not contain a materiality qualifier, true and correct in all material respects as of the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

ARTICLE III- CONDITIONS PRECEDENT

This Amendment shall become effective on the date first set forth above, provided, however, that the effectiveness of this Amendment is subject to:

3.1                               The Administrative Agent shall have received (a) counterparts of this Amendment duly executed by the Company, the Subsidiary Borrowers, the Administrative Agent and the Lenders and (b) a fully executed copy of that certain fee letter dated as of the date hereof by and between the Company and the Administrative Agent (the “Amendment Fee Letter”).

3.2                               The Administrative Agent shall have received (i) all amounts due and owing under the Amendment Fee Letter and (ii) all fees and expenses owing pursuant to Section 4.1 of this Agreement and Section 9.6 of the Credit Agreement (as amended by this Amendment) to the extent invoiced on or prior to the date hereof.

3.3                               The Administrative Agent shall have received (i) certification of incorporation, (ii) recent good standing certificates (or the analogs thereof) from the Secretaries of State (or other appropriate offices) of the Loan Parties’ jurisdictions of organization, (iii) incumbency certificates, and (iii) a customary opinion of counsel for the Borrowers with respect to this Amendment, the Credit Agreement as amended hereby and any other agreement of any Borrower delivered on or prior to the date hereof in connection with this Amendment.

3.4                               The Administrative Agent shall have received (i) a perfection certificate in form and substance acceptable to the Administrative Agent, and (ii) a written plan of the Borrowers in form and substance acceptable to the Administrative Agent describing the Borrowers’ plan to payoff the Bridge Loan, (iii) assignments of any recall insurance policy and any business interruption insurance policy and the proceeds of any such policy, duly executed by the applicable Borrower (iv) updated certificates of insurance together with applicable mortgagee, lender loss payee and additional insured endorsements and (v) any response to any FDA Form 483.

3.5                               Duly executed consents or other documents as the Administrative Agent may reasonably require in form and substance acceptable to the Administrative Agent, including, without limitation, amendments to any intercreditor agreement, amendments to the Existing Term Loan Transactions and waiver agreements regarding equipment leases.

3.6                               The Administrative Agent shall have received, each in form and substance acceptable to it, the following written certifications from an Authorized Officer of each Borrower, in each case as of the date hereof and giving effect to the amendments set forth herein:

a.                                      the conditions set forth in clauses (a) and (b) of Section 4.2 of the Credit Agreement shall be satisfied;

b.                                      the Company shall be in compliance (on a pro forma basis after giving effect to the First Bridge Loan Advance, the Second Bridge Loan Advance and the other terms of this Amendment) with the covenants contained in Section 6.23(a) of the Credit Agreement;

c.                                       each Loan Party shall have the corporate or limited liability company power and authority to enter into and perform under this Amendment and the Loan Documents, as modified pursuant hereto (including, without limitation, with respect to the Bridge Loan); and

d.                                      there shall have been no changes to the charter documents of the Loan Parties or the authorizations of the Loan Parties approving the Loan Documents and the transactions evidenced thereby (including, without limitation, this Amendment) since the last date on which such items were delivered to the Administrative Agent.

ARTICLE IV- GENERAL

4.1                               Expenses.  The Company agrees to reimburse the Administrative Agent upon demand for all reasonable and documented third party out-of-pocket expenses paid or incurred by the Administrative Agent, including, without limitation, reasonable fees, charges and disbursements of outside counsel to the Administrative Agent, in connection with preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith.

4.2                               Post-Closing Deliverables.  The Borrowers shall, within 15 days of the Effective Date, deliver (i) a mortgage on the Thomasville, Georgia plant, together with all flood zone determinations, certificates of property insurance and flood insurance with mortgagee and lender loss payee endorsements, lender’s title insurance policies, local counsel opinion and other documentation as may be requested by the Administrative Agent in its sole discretion, and (ii) such other documents and take such actions as the Administrative Agent may request pursuant to Section 6.24 of the Credit Agreement.

4.3                               Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by e-mail transmission of a PDF or similar copy shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart signature page by facsimile or by e-mail transmission shall also deliver an original executed counterpart, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment.

4.4                               Releases.  Each Loan Party, for and on behalf of itself and its legal representatives, successors and assigns, does hereby waive, release, relinquish and forever discharge the the Administrative Agent, the LC Issuer, the Swing Line Lender, each Lender, their parents, subsidiaries, and affiliates, their respective past, present and future directors, officers, managers, agents, employees, insurers, attorneys, representatives and all of their respective heirs, successors and assigns (collectively, the “Released Parties”), of and from any and all manner of action or causes of action, suits, claims, demands, judgments, damages, levies and executions of whatsoever kind, nature or description arising on or before the Third Amendment Effective Date, including, without limitation, any claims, losses, costs or damages, including compensatory and punitive damages, in each case whether known or unknown, asserted or unasserted, liquidated or unliquidated, fixed or contingent, direct or indirect, which any Loan Party, or any Loan Party’s legal representatives, successors or assigns, ever had or now has or may claim to have against any of the Released Parties, with respect to any matter whatsoever, including, without limitation, the Loan Documents, the administration of the Loan or the other Loan Documents, the negotiations relating to this Amendment and the other Loan Documents executed in connection with this Amendment and any other instruments and agreements executed by any Loan Party in connection with this Amendment or the other Loan Documents.

4.5                               Severability.  Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.

4.6                               Governing Law.  This Amendment shall be construed in accordance with the internal laws (without regard to the conflict of law provisions) of the State of Arizona, but giving effect to federal laws applicable to national banks.

4.7                               Successors; Enforceability.  The terms and provisions of this Amendment shall be binding upon the Company, its affiliates from time to time party to the Credit Agreement, the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Company, the Subsidiary Borrowers, the Administrative Agent and the Lenders and the successors and assigns of the Administrative Agent and the Lenders.

4.8                               Reference to and Effect on the Credit Agreement and the Guaranty.

a.                                      Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

b.                                      Each of the parties hereto hereby (i) agrees that, except as specifically amended above, the Credit Agreement, the Guaranty and all other documents, instruments and agreements executed and/or delivered in connection therewith (including, without limitation, all of the Loan Documents) shall remain in full force and effect and are hereby ratified and confirmed, and (ii) ratifies all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement, the Guaranty and each other Loan Document.

c.                                       The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Guaranty or any other documents, instruments and agreements executed and/or delivered in connection therewith.

4.9                               Headings.  Section headings in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment.

(signature pages follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

INVENTURE FOODS, INC.

By:	/s/ Steve Weinberger
Name: Steve Weinberger
Title: Chief Financial Officer

LA COMETA PROPERTIES, INC.

By:	/s/ Steve Weinberger
Name: Steve Weinberger
Title: Chief Financial Officer

POORE BROTHERS — BLUFFTON, LLC

By:	/s/ Steve Weinberger
Name: Steve Weinberger
Title: Chief Financial Officer

TEJAS PB DISTRIBUTING, INC.

By:	/s/ Steve Weinberger
Name: Steve Weinberger
Title: Chief Financial Officer

BOULDER NATURAL FOODS, INC.

By:	/s/ Steve Weinberger
Name: Steve Weinberger
Title: Chief Financial Officer

BN FOODS, INC.

By:	/s/ Steve Weinberger
Name: Steve Weinberger
Title: Chief Financial Officer

Signature Page to Inventure Foods, Inc.

Amendment No. 3 to Credit Agreement

RADER FARMS, INC.

By:	/s/ Steve Weinberger
Name: Steve Weinberger
Title: Chief Financial Officer

WILLAMETTE VALLEY FRUIT COMPANY

By:	/s/ Steve Weinberger
Name: Steve Weinberger
Title: Chief Financial Officer

FRESH FROZEN FOODS, INC.

By:	/s/ Steve Weinberger
Name: Steve Weinberger
Title: Chief Financial Officer

Signature Page to Inventure Foods, Inc.

Amendment No. 3 to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender, as LC Issuer and as Administrative Agent

By:	/s/ James P. Cecil
Name: James P. Cecil
Title: Vice President

Signature Page to Inventure Foods, Inc.

Amendment No. 3 to Credit Agreement

FARM CREDIT BANK OF TEXAS,
as a Lender

By:	/s/ Luis M. H. Requejo
Name: Luis M. H. Requejo
Title: Director Capital Markets

Signature Page to Inventure Foods, Inc.

Amendment No. 3 to Credit Agreement

AGFIRST FARM CREDIT BANK,
as a Lender

By:	/s/ John W. Burnside, Jr.
Name: John W. Burnside, Jr.
Title: Vice President

Inventure Foods, Inc.

Amendment No. 3 to Credit Agreement

EXHIBIT A

INCREASING LENDER SUPPLEMENT

INCREASING LENDER SUPPLEMENT, dated June 10, 2015 (this “Supplement”), by and among the Lender signatory hereto, the Company and the Administrative Agent, as each such term is defined in the Credit Agreement dated as of November 8, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Inventure Foods, Inc. (the “Company”), the Subsidiary Borrowers party thereto, the Lenders party thereto and U.S. Bank National Association, as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, pursuant to Sections 2.24 and 2.26 of the Credit Agreement, the Company has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the Revolving Commitment or enter into one or more tranches of additional Term Loans under the Credit Agreement by requesting one or more Lenders to increase the amount of one or more of its Commitments;

WHEREAS, the Company has given notice to the Administrative Agent of its request for Incremental Term Loans pursuant to Section 2.24, which Incremental Term Loans are intended to constitute part of the Bridge Loan under Section 2.26 of the Credit Agreement; and

WHEREAS, pursuant to Sections 2.24 and 2.26 of the Credit Agreement, the undersigned Lender is willing to provide Incremental Term Loans under the Credit Agreement by executing and delivering to the Company and the Administrative Agent this Supplement;

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

5.                                      The undersigned Lender agrees, subject to the terms and conditions of the Credit Agreement and the other Loan Documents, to make Incremental Term Loans in an aggregate amount equal to $6,666,600.00, which amount shall constitute such Lender’s Bridge Loan Commitment.

6.                                      The Company hereby represents and warrants that no Default or Event of Default has occurred and is continuing on and as of the date hereof.

3.                                      Terms defined in the Credit Agreement shall have their defined meanings when used herein.

4.                                      This Supplement shall be governed by, and construed in accordance with, the laws of the State of Arizona.

Exhibit A to Inventure Foods, Inc.

Amendment No. 3 to Credit Agreement

5.                                      This Supplement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Supplement by facsimile or by e-mail transmission of a PDF or similar copy shall be equally as effective as delivery of an original executed counterpart of this Supplement. Any party delivering an executed counterpart signature page by facsimile or by e-mail transmission shall also deliver an original executed counterpart, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Supplement.

[Signature page follows]

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:
Name: James P. Cecil
Title: Vice President

Accepted and agreed to as of the date first written above:

INVENTURE FOODS, INC.

By:
Name:
Title:

Acknowledged as of the date first written above:

U.S. BANK NATIONAL ASSOCIATION
as Administrative Agent

By:
Name: James P. Cecil
Title: Vice President

INCREASING LENDER SUPPLEMENT

INCREASING LENDER SUPPLEMENT, dated June 10, 2015 (this “Supplement”), by and among the Lender signatory hereto, the Company and the Administrative Agent, as each such term is defined in the Credit Agreement dated as of November 8, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Inventure Foods, Inc. (the “Company”), the Subsidiary Borrowers party thereto, the Lenders party thereto and U.S. Bank National Association, as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, pursuant to Sections 2.24 and 2.26 of the Credit Agreement, the Company has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the Revolving Commitment or enter into one or more tranches of additional Term Loans under the Credit Agreement by requesting one or more Lenders to increase the amount of one or more of its Commitments;

WHEREAS, the Company has given notice to the Administrative Agent of its request for Incremental Term Loans pursuant to Section 2.24, which Incremental Term Loans are intended to constitute part of the Bridge Loan under Section 2.26 of the Credit Agreement; and

WHEREAS, pursuant to Sections 2.24 and 2.26 of the Credit Agreement, the undersigned Lender is willing to provide Incremental Term Loans under the Credit Agreement by executing and delivering to the Company and the Administrative Agent this Supplement;

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

7.                                      The undersigned Lender agrees, subject to the terms and conditions of the Credit Agreement and the other Loan Documents, to make Incremental Term Loans in an aggregate amount equal to $2,666,700.00, which amount shall constitute such Lender’s Bridge Loan Commitment.

8.                                      The Company hereby represents and warrants that no Default or Event of Default has occurred and is continuing on and as of the date hereof.

9.                                      Terms defined in the Credit Agreement shall have their defined meanings when used herein.

10.                               This Supplement shall be governed by, and construed in accordance with, the laws of the State of Arizona.

11.                               This Supplement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Supplement by facsimile or by e-mail transmission of a PDF or similar copy shall be equally as effective as delivery of an original executed counterpart of this Supplement. Any party delivering an executed counterpart signature page by facsimile or by e-mail transmission shall also deliver an original executed counterpart, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Supplement.

[Signature page follows]

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

FARM CREDIT BANK OF TEXAS,
as a Lender

By:
Name:
Title:

Accepted and agreed to as of the date first written above:

INVENTURE FOODS, INC.

By:
Name:
Title:

Acknowledged as of the date first written above:

U.S. BANK NATIONAL ASSOCIATION
as Administrative Agent

By:
Name: James P. Cecil
Title: Vice President

INCREASING LENDER SUPPLEMENT

INCREASING LENDER SUPPLEMENT, dated June 10, 2015 (this “Supplement”), by and among the Lender signatory hereto, the Company and the Administrative Agent, as each such term is defined in the Credit Agreement dated as of November 8, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Inventure Foods, Inc. (the “Company”), the Subsidiary Borrowers party thereto, the Lenders party thereto and U.S. Bank National Association, as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, pursuant to Sections 2.24 and 2.26 of the Credit Agreement, the Company has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the Revolving Commitment or enter into one or more tranches of additional Term Loans under the Credit Agreement by requesting one or more Lenders to increase the amount of one or more of its Commitments;

WHEREAS, the Company has given notice to the Administrative Agent of its request for Incremental Term Loans pursuant to Section 2.24, which Incremental Term Loans are intended to constitute part of the Bridge Loan under Section 2.26 of the Credit Agreement; and

WHEREAS, pursuant to Sections 2.24 and 2.26 of the Credit Agreement, the undersigned Lender is willing to provide Incremental Term Loans under the Credit Agreement by executing and delivering to the Company and the Administrative Agent this Supplement;

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

12.                               The undersigned Lender agrees, subject to the terms and conditions of the Credit Agreement and the other Loan Documents, to make Incremental Term Loans in an aggregate amount equal to $2,666,700.00, which amount shall constitute such Lender’s Bridge Loan Commitment.

13.                               The Company hereby represents and warrants that no Default or Event of Default has occurred and is continuing on and as of the date hereof.

14.                               Terms defined in the Credit Agreement shall have their defined meanings when used herein.

15.                               This Supplement shall be governed by, and construed in accordance with, the laws of the State of Arizona.

16.                               This Supplement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Supplement by facsimile or by e-mail transmission of a PDF or similar copy shall be equally as effective as delivery of an original executed counterpart of this Supplement. Any party delivering an executed counterpart signature page by facsimile or by e-mail transmission shall also deliver an original executed counterpart, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Supplement.

[Signature page follows]

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

AGFIRST FARM CREDIT BANK,
as a Lender

By:
Name:
Title:

Accepted and agreed to as of the date first written above:

INVENTURE FOODS, INC.

By:
Name:
Title:

Acknowledged as of the date first written above:

U.S. BANK NATIONAL ASSOCIATION
as Administrative Agent

By:
Name: James P. Cecil
Title: Vice President

EXHIBIT B

COMPLIANCE CERTIFICATE

To:                             The Administrative Agent and the Lenders parties to the
Credit Agreement described below

This Compliance Certificate is furnished pursuant to Section 6.1(h) of that certain Credit Agreement dated as of November 8, 2013 (as amended, modified, renewed or extended from time to time, the “Credit Agreement”) among Inventure Foods, Inc. (the “Company”), the Subsidiary Borrowers party thereto, the Lenders party thereto and U.S. Bank National Association, as Administrative Agent for the Lenders and as LC Issuer.  Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

THE UNDERSIGNED HEREBY CERTIFIES ON BEHALF OF THE BORROWERS:

1.                                      The person signing this certificate is the duly elected [                              ] of the Company;

2.                                      The person signing this certificate has reviewed the terms of the Credit Agreement and has made, or the Company has caused to be made under the supervision of an Authorized Officer, a detailed review of the transactions and conditions of the Company and its Subsidiaries during the accounting period covered by the attached financial data and computations;

3.                                      The examinations described in paragraph 2 did not disclose, and the person signing this certificate has no knowledge of, the existence of any condition or event which constitutes a Default or Event of Default as of the date of this Certificate, except as set forth below;

4.                                      Schedule I attached hereto sets forth the Budget for the 13-week period ending [        ] and the actual-to-Budget variance for the week ending [        ], which evidence the Company’s compliance with Section 6.1(h) of the Credit Agreement and are calculated in a true, complete and correct manner.

Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Company or the applicable Subsidiary has taken, is taking, or proposes to take with respect to each such condition or event:

The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial data and computations delivered with this Certificate in support hereof, are made and delivered this [    ] day of [                ], 20[  ].

INVENTURE FOODS, INC.

By:
Name:
Title:

EXH. B-2

SCHEDULE I TO COMPLIANCE CERTIFICATE

Compliance as of [              ], 20[  ] with
Provisions of Section 6.1(h) of
the Agreement

[Attached]

Exhibit B to Inventure Foods, Inc.

Amendment No. 3 to Credit Agreement

EXHIBIT C

PRICING SCHEDULE

APPLICABLE MARGIN	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS	LEVEL IV STATUS	LEVEL V STATUS	LEVEL VI STATUS
Eurodollar Rate	1.375%	1.50%	1.625%	1.875%	2.00%	4.50%
Base Rate	0.375%	0.50%	0.625%	0.875%	1.00%	1.75%

APPLICABLE FEE RATE	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS	LEVEL IV STATUS	LEVEL V STATUS	LEVEL VI STATUS
Commitment Fee	0.15%	0.175%	0.20%	0.225%	0.25%	0.50%

For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

“Financials” means the annual or quarterly financial statements of the Company delivered pursuant to Section 6.1(a) or (b).

“Level I Status” exists at any date if, as of the last day of the fiscal quarter of the Company referred to in the most recent Financials, the Leverage Ratio is less than or equal to 1.25 to 1.00.

“Level II Status” exists at any date if, as of the last day of the fiscal quarter of the Company referred to in the most recent Financials, (i) the Company has not qualified for Level I Status and (ii) the Leverage Ratio is less than or equal to 1.75 to 1.00.

“Level III Status” exists at any date if, as of the last day of the fiscal quarter of the Company referred to in the most recent Financials, (i) the Company has not qualified for Level I Status or Level II Status and (ii) the Leverage Ratio is less than or equal to 2.25 to 1.00.

“Level IV Status” exists at any date if, as of the last day of the fiscal quarter of the Company referred to in the most recent Financials, (i) the Company has not qualified for Level I Status, Level II Status or Level III Status and (ii) the Leverage Ratio is less than or equal to 2.75 to 1.00.

“Level V Status” exists at any date if, as of the last day of the fiscal quarter of the Company referred to in the most recent Financials, (i) the Company has not qualified for Level I Status, Level II Status, Level III Status or Level IV Status and (ii) the Leverage Ratio is less than or equal to 3.25 to 1.00.

Exhibit C to Inventure Foods, Inc.

Amendment No. 3 to Credit Agreement

“Level VI Status” exists at any date if the Company has not qualified for Level I Status, Level II Status, Level III Status, Level IV Status, or Level V Status.

“Status” means either Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status or Level VI Status.

The Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on the Company’s Status as reflected in the then most recent Financials. Adjustments, if any, to the Applicable Margin or Applicable Fee Rate shall be effective three (3) Business Days after the Administrative Agent has received the applicable Financials (it being understood and agreed that each change in Status shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change). If the Company fails to deliver the Financials to the Administrative Agent at the time required pursuant to Section 6.1, then the Applicable Margin and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table until three (3) Business Days after such Financials are so delivered.  Notwithstanding the foregoing, Level VI Status shall be in effect from and after the Third Amendment Effective Date so long as any principal, interest or fees in respect of the Bridge Loan remain outstanding or any Bridge Loan Commitment of a Term Lender remains in effect.